Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Statement [LineItems]
Commitments and contingencies
45 Commitments and contingencies
Investments contracted
In the normal course of business, the Group has committed itself through purchase and sale transactions of investments, mostly to be executed in the course of 2023. The amounts represent the future outflow and inflow, respectively, of cash related to these investment transactions that are not reflected in the consolidated statement of financial position.

	2022		2021

	Purchase	Sale	Purchase	Sale

Real estate	-	1	129	6

Mortgage loans	468	-	1,163	67

Private loans	150	-	311	-

Other	1,408	-	1,358	-
Aegon has committed itself, through certain subsidiaries, to invest in real estate, private loans, mortgage loans and receivables and investment funds.
Real estate commitments represent the committed pipeline of investments in real estate projects. The sale of real estate relates to properties that are under contract to be sold as per December 31. Mortgage loan commitments represent undrawn mortgage loan facilities provided and outstanding proposals on mortgages. The sale of mortgage loans relates to pre-announced
redemptions on mortgage loans. Private loans represent deals on Aegon’s portfolio of private placement securities that Aegon has committed to, but which have not yet settled and funded. Other commitments include future purchases of interests in investment funds and limited partnerships.
Future lease payments

	< 1 year amounts	1 < 2 years amounts	2 < 3 years amounts	3 < 4 years amounts	4 < 5 years amounts	> 5 years amounts

2022

Operating lease rights	10	9	7	7	6	17

2021

Operating lease rights	8	8	6	5	5	21
The operating lease rights relate to
non-cancellable
commercial property leases.
Other commitments and contingencies

	2022	2021

Guarantees	611	506

Standby letters of credit	-	12

Share of contingent liabilities incurred in relation to interests in joint ventures	-	7

Other guarantees	8	11

Other commitments and contingent liabilities	-	-
Guarantees include those guarantees associated with the sale of investments in low-income
housing tax credit partnerships in the United States, which can be called upon if there is a deficiency in the tax benefits delivered to the investor or if Aegon is in default under a material provision of the contract. Standby letters of credit amounts reflected above are the liquidity commitment notional amounts. In addition to the guarantees shown in the table, guarantees have been given for fulfillment of contractual obligations such as investment mandates related to investment funds.
Contractual obligations
In March 2019, affiliates of Transamerica Corporation and Long Term Care Group (LTCG), entered into a series of agreements to which Transamerica transferred to LTCG the administration and claims management of its long term care insurance business line, enabling Transamerica to accelerate the enhancement of its digital capabilities and modernize its long term care insurance platform. Over the course of the multi-year contract, Transamerica will pay approximately USD 390 million to LTCG. These fees represent compensation for administering Transamerica’s long term care product line including policyholder service, claims processing and care management. The agreement also contains a termination clause in which Transamerica – subject to certain limitations – agrees to compensate LTCG, on a specified schedule, for early termination.
In April 2018, affiliates of Transamerica Corporation entered into a series of agreements with affiliates of Tata Consultancy Services Limited (TCS) to administer the Company’s US life insurance, voluntary benefits, and annuity business lines. The intent of the relationship is for Transamerica to accelerate the enhancement of its digital capabilities and the modernization of its platforms to service its customers in all lines of business. Over the course of the multi-year contract, Transamerica could pay more than USD 2 billion to TCS. These fees represent compensation for administering Transamerica’s over 10 million policies and are driven by both new business and policies already in force. Included in this agreement were transition and conversion charges which were nil at the end of 2022. There continue to be ongoing administrative, IT and finance service fees which are contingent on TCS meeting specified milestones in the underlying agreement with Transamerica. The agreement also contains termination clauses which in certain conditions and subject to certain limitations, could require Transamerica to compensate TCS, on a specified schedule, for early termination.
In November 2018, Aegon UK announced an extended partnership with Atos BPS Ltd (Atos) to service and administer its Traditional Products Business
(non-Platform
customers). The agreement is a
15-year
contract under which Aegon UK pays Atos to administer around 1.4 million customers, which took effect on June 1, 2019 as planned. At year-end
2022, outstanding transition and conversion charges are estimated to amount to approximately GBP 10 million, which are expected to be recorded over the next year, with fixed payments to Atos defined in the agreement and subject to completion of milestones which have been agreed with Aegon UK.
On October 31, 2017, Aegon the Netherlands sold its shares in Unirobe Meeùs Groep (UMG) for EUR 295 million to Aon Groep Nederland. Under the share purchase agreement between Aegon Nederland and the buyer, Aegon the Netherlands indemnifies and holds the buyer and its group (including UMG) harmless for and against any damage suffered or incurred which is the result of the Unit Linked Insurances Claims until 2027 with respect to Unit Linked Policies in the portfolio of UMG prior to January 1, 2017. The aggregate liability for Aegon the Netherlands is maximized at an amount equal to the purchase price.
An Aegon N.V. indirect US life subsidiary has a net worth maintenance agreement with its subsidiary Transamerica Life (Bermuda) Ltd, pursuant to which Transamerica Life Insurance Company, a US life insurance subsidiary, will provide capital sufficient to maintain a S&P ‘AA’ financial strength rating and capital sufficient to comply with the requirements of the countries in which its branches are located.
Aegon N.V. has guaranteed and is severally liable for the following:
♦	Due and punctual payment of payables under letter of credit agreements applied for by Aegon N.V. as co-applicant
with its captive insurance companies that are subsidiaries of Transamerica Corporation and Commonwealth General Corporation. At December 31, 2022, the letter of credit arrangements utilized by captives to provide collateral to affiliates amounted to EUR 511 million (2021: EUR 1,157 million); as of that date no amounts had been drawn, or were due under these facilities;
♦	Due and punctual payment of payables by the consolidated group companies Transamerica Corporation, Aegon Funding Company LLC and Commonwealth General Corporation with respect to fixed subordinated notes, bonds, capital trust pass-through securities and notes issued under commercial paper programs amounting to EUR 1,042 million (2021: EUR 987 million); and
♦	Due and punctual payment of any amounts owed to third parties by the consolidated group company Aegon Derivatives N.V. in connection with derivative transactions. Aegon Derivatives N.V. enters into derivative transactions with counterparties with which ISDA master netting agreements, including collateral support annex agreements, have been agreed. Net (credit) exposure on derivative transactions with these counterparties was therefore limited as of December 31, 2022.
Legal and arbitration proceedings, regulatory investigations and actions
Aegon faces significant risks of litigation as well as regulatory exams and investigations and actions relating to its and its subsidiaries’ businesses. Aegon is also subject to compliance with regulations applicable to it as a corporate entity.
Due to the geographic spread of its business, Aegon Group may be subject to tax audits or litigation in various jurisdictions. Although uncertainties are provided for adequately in the tax position, the ultimate outcome of tax audits or litigation may result in an outcome that differs from the amounts provided for.
Insurance companies and their affiliated regulated entities are routinely subject to litigation, investigation and regulatory activity by various governmental and enforcement authorities, individual claimants and policyholder advocate groups in the jurisdictions in which Aegon does business, including the United States, the Netherlands, Poland and the United Kingdom. These actions may involve issues including, but not limited to, employment or distribution relationships; operational and internal controls and processes; investment returns; sales practices; transparency and adequacy of product disclosures including regarding initial costs, ongoing costs, and costs due on policy surrender as well as changes to costs over time; environmental and climate change related matters; competition and antitrust matters; data privacy; information security; intellectual property; and anti-money laundering, anti-bribery and economic sanctions compliance.
Government and regulatory investigations may result in the institution of administrative, injunctive or other proceedings and/or the imposition of monetary fines, penalties and/or disgorgement as well as other remedies, sanctions, damages and restitutionary amounts. Regulators may also seek changes to the way Aegon operates. In some cases, Aegon subsidiaries have modified business practices in response to inquiries.
Customers of certain Aegon products bear significant investment risks with respect to those products, which are affected by fluctuations in equity markets as well as interest rate movements. When investment returns disappoint, are volatile or change due to changes in the market or other relevant conditions, customers may threaten or bring litigation against Aegon. Disputes and investigations initiated by governmental entities and private parties may lead to orders or settlements including payments or changes to business practices even if Aegon believes the underlying claims are without merit.
The existence of potential claims may remain unknown for long periods of time after the events giving rise to such claims. Determining the likelihood of exposure to Aegon and the extent of any such exposure may not be possible for long periods of time after Aegon becomes aware of such potential claims. Litigation exposure may develop over long periods of time; once litigation is initiated, it may be protracted and subject to multiple levels of appeal, which can lead to significant costs of defense, adverse publicity and other constraints.
In some jurisdictions, plaintiffs may seek recovery of very large or indeterminate amounts under claims of bad faith, which can result in tort, punitive and/or statutory damages. Damages alleged may not be quantifiable or supportable, or may have no relationship to economic losses or final awards. As a result, Aegon cannot predict the effect of litigation, investigations or other actions on its business.
Separate from financial loss, litigation, regulatory action, legislative changes or changes in public opinion may require Aegon to change its business practices, which could have a material adverse impact on Aegon’s businesses, results of operations, cash flows and financial position.
Proceedings in which Aegon is involved
Several US insurers, including Aegon subsidiaries, have been named in class actions as well as individual litigation relating to increases in monthly deduction rates (MDR) on universal life products. Plaintiffs generally allege that the increases were made to recoup past losses rather than to cover the future costs of providing insurance coverage. Aegon’s subsidiary in the US has settled two such class actions that had been venued in the US District Court for the Central District of California. The settlement in the first of these cases, approved in January 2019, arose from increases implemented in 2015-2016. Over 99% of affected policyholders participated in that settlement. While less than 1% of policyholders opted out of the settlement, they represented approximately 43% of the value of the settlement fund. In a second case, Aegon’s subsidiary agreed to settle a class action lawsuit arising out of MDR increases in 2017 and 2018. The court approved that settlement in September 2020.
Opt-outs
in this case represented less than 7% of the value of the settlement fund. The settlement fund was reduced proportionally for opt outs. In 2022, settlements were reached with some of the opt-out
parties from both settled class actions. The remaining
opt-out
cases and disputes are ongoing, and Aegon continues to hold a provision for the remaining opt-outs
from the settlements that were approved by the court in 2019 and 2020. If this provision for these cases proves to be insufficient, then these matters could have an adverse effect on Aegon’s business, results of operations, and financial position. A third case was filed in October 2022 which relates to MDR increases in 2022 and 2023, Aegon’s subsidiary has filed a motion to change venue. At this time, Aegon is unable to estimate the range or potential maximum liability.
Transamerica subsidiaries may face employment-related lawsuits from time to time. For example, several Transamerica subsidiaries are defendants in a class action alleging that the business model at issue improperly characterizes distributors as independent contractors instead of employees. Depending on the outcome, these lawsuits, along with similar claims against Transamerica subsidiaries and other companies and regulatory action could result in significant settlements or judgments, and could necessitate a change in the distribution model, which would be costly and could have a material impact on the financial results for that part of the Transamerica business.
A former subsidiary of Transamerica Corporation was involved in a contractual dispute with a Nigerian travel broker that arose in 1976. That dispute was resolved in Delaware court for USD 235 thousand plus interest in 2010. The plaintiff took the Delaware judgment relating to the 1976 dispute to a Nigerian court and alleged that it was entitled to approximately the same damages for 1977 through 1984 despite the absence of any contract relating to those years. The Nigerian trial court issued a judgment in favor of the plaintiff of the alleged actual damages as well as pre-judgment
interest of approximately USD 120 million. On appeal this decision was reversed on procedural grounds and remanded back to the trial court which ruled to dismiss the case; however, the Plaintiff appealed the trial court’s ruling. The appellate hearing which was originally scheduled for March 2022, as well as the hearing that was scheduled for January 12, 2023, on the request for substitution of Plaintiff’s son were both cancelled by the court and neither has been rescheduled. Aegon has no material assets located in Nigeria.
In Poland, owners of unit-linked policies continue to file claims in civil court against Aegon over fees payable upon purchase or surrender of the product. Plaintiffs claim that these fees are not contractually supported. Aegon faces a significant number of these cases. For reasons of commercial necessity as well as at the instigation of the regulatory authorities, Aegon decided to modify the fee structure. As of 2023, a provision of EUR 6 million remains, which represents management’s best estimate of the exposure. The final amount may vary based on regulatory developments and the outcome of litigation.
In the Netherlands, unit linked products (beleggingsverzekeringen) have been controversial and the target of litigation since at least 2005. Allegations include excessive cost, unfair terms, inadequate disclosure, and failure to perform as illustrated. Consumer groups have formed to address these issues and initiate mass claims against insurers. Regulators as well as the Dutch Parliament have been involved ever since, with the principal goal of achieving an equitable resolution. Aegon has made improvements across its product lines, including after settlements reached in 2009 with Stichting Woekerpolis and Stichting Verliespolis. Aegon also decided to reduce future policy costs for the large majority of its unit-linked portfolio. Some of the unit linked products are still involved in ongoing litigation. In September 2014, consumer interest group Vereniging Woekerpolis.nl filed a claim against Aegon in court. The claim related to a range of unit linked products that Aegon sold in the past, including Aegon products involved in the earlier litigation. The claim challenges a variety of elements of these products, on multiple legal grounds, including allegations made previously. In June 2017 (and revised in December 2017), the court issued a verdict which upheld the principle that disclosures must be evaluated according to the standards at the time when the relevant products were placed in-force.
Most of the claims of Vereniging Woekerpolis.nl were dismissed under this standard, although the court found that Aegon did not adequately disclose certain charges on a limited set of policies. The district court did not decide on the reasonableness of the cost levels and whether the previous compensation arrangements provide sufficient compensation. This court decision has been appealed by both parties. The Court of Appeal has stayed the proceedings during the preliminary proceedings at the Supreme Court in another class action of Vereniging Woekerpolis.nl against another insurance company. On February 11, 2022 the Supreme Court ruled in these preliminary proceedings. The answers to the preliminary questions of the court regarding transparency and consent about costs and cost levels are a (re)confirmation of the EU Court ruling in a previous case against another insurance company. The legal debate will now continue at the level of the Court of Appeal. Aegon expects the uncertainty about the possible impact to continue for the foreseeable future. Developments in similar cases against other Dutch insurers currently before regulators and courts may also affect Aegon. At this time, Aegon is unable to estimate the range or potential maximum liability. There can be no assurances that these matters, in the aggregate, will not ultimately result in a material adverse effect on Aegon’s business, results of operations and financial position.
Securities leasing products (aandelenlease producten) have also been the subject of litigation in the Netherlands. Although sales of securities leasing products ended more than a decade ago, litigation relating to these products has resurfaced. In December 2020 Aegon Bank N.V. reached an agreement in principle on a settlement with Leaseproces B.V. for claims regarding Vliegwiel and Sprintplan customers represented by Leaseproces. On June 4, 2021 Aegon and Leaseproces B.V. announced it had finalized its agreement to settle these claims. In September 2021, the parties announced that more than 90% of customers had agreed to the settlement, by which the last remaining threshold was met. Subsequently, most claims have been paid during the fourth quarter 2021, with a small amount remaining at year-end.
As part of the settlement agreement, the accountant will now be instructed to perform an audit on the cash flows between Aegon-Leaseproces-clients. There are currently only two individual court cases pending regarding Sprintplan. The Court of Appeal denied all claims against Aegon in the first case and the other case is still pending. There can be no assurances that Aegon is able to resolve these cases in the way it expects and that this matter will not ultimately result in a material adverse effect on Aegon’s business, results of operations and financial position.
In 2019 Optas N.V., a life insurance company owned by Aegon merged with Aegon Levensverzekering N.V. following approval of the merger by DNB. A number of policyholders filed complaints against DNB’s decision to approve the merger and appealed this decision at the administrative Court after DNB persisted in its approval. On February 13, 2023, the administrative Court annulled DNB’s decision to approve the merger as the court is of the opinion that in the interest of policyholders, among other things, DNB should have required Aegon to individually inform all policyholders in writing regarding the merger and the possibility to oppose the merger. As at March 8, 2023 no appeal has been filed against the administrative Court’s decision. The decision is open to appeal until March 27, 2023. The Financial Markets Supervision act provides that the annulment of DNB’s approval from an administrative law perspective in itself does not affect the legality of the merger from a civil law perspective. This has been confirmed by a ruling of the civil Court in a civil case opposing the merger brought against Aegon by three policyholders. The policyholders were unsuccessful in first instance and the case is now under appeal. Although Aegon does not expect the pending litigation at the administrative Court and the civil Court to have a material, if any, impact there can be no assurances that these matters will not ultimately result in a material adverse effect on Aegon’s business, results of operations and financial position.

Aegon N.V [member]
Statement [LineItems]
Commitments and contingencies
19 Commitments and contingencies
Aegon N.V. has guaranteed and is severally liable for the following:
◆
Due and punctual payment of payables due under letter of credit agreements applied for by Aegon N.V. as co-applicant with its captive insurance companies that are subsidiaries of Transamerica Corporation and Commonwealth General Corporation. At December 31, 2022, the letter of credit arrangements utilized by captives to provide collateral to affiliates amounted to EUR 511 million (2021: EUR 1,157 million); as of that date no amounts had been drawn, or were due under these facilities;

◆
Due and punctual payment of payables by the consolidated group companies Transamerica Corporation, Aegon Funding Company LLC and Commonwealth General Corporation with respect to fixed subordinated notes, bonds, capital trust pass-through securities and notes issued under commercial paper programs amounted to EUR 1,042 million (2021: EUR 987 million);

◆
Due to the intended sale of Aegon Nederland N.V. to ASR Nederland N.V. (a.s.r.), Aegon Nederland N.V. has recognized a deferred tax liability of EUR 454 million on the undistributed profits of certain subsidiaries, which were previously not recognized. The actual settlement of this deferred tax liability is planned prior to the transaction and is subject to the approval of the sale of Aegon Nederland N.V. by the regulators. Aegon N.V., through Aegon Europe Holding B.V., has agreed to compensate this negative equity effect of Aegon Nederland N.V. before closure of the deal with a.s.r. during 2023; and

◆
Due and punctual payment of any amounts owed to third parties by the consolidated group company Aegon Derivatives N.V. in connection with derivative transactions. Aegon Derivatives N.V. enters into derivative transactions with counterparties with which ISDA master netting agreements including collateral support annex agreements have been agreed; net (credit) exposure on derivative transactions with these counterparties was therefore limited as of December 31, 2022.